Exhibit 99.1

Flex Completes Acquisition of EPC Power, Expanding Power Conversion Capabilities for AI Data Centers and Grid Applications

Acquisition strengthens Flex’s Cloud and Power Infrastructure portfolio with differentiated grid-forming and power conversion technology

AUSTIN, Texas, October 14, 2026 /PRNewswire/ — Flex (NASDAQ: FLEX) today announced that it has completed its acquisition of EPC Power, a leading provider of intelligent power conversion solutions for data center and grid applications.

EPC Power is now part of Flex’s Cloud and Power Infrastructure segment, expanding the company’s capabilities across power, cooling and compute to address growing demand for higher-density AI infrastructure and next-generation 800V data center power architectures.

“We are pleased to welcome the EPC Power team to Flex,” said Revathi Advaithi, Chief Executive Officer of Flex. “EPC Power adds differentiated power conversion and grid-forming technology to our capabilities across power, cooling and compute. Together, we can help customers address the growing power demands of AI infrastructure with more efficient, resilient and integrated solutions.”

EPC Power combines proprietary hardware, software and controls with U.S.-based engineering and manufacturing. With more than 15 GW deployed, its technology supports grid stabilization and backup power, and its platform is engineered to support next generation 800V data center power architectures.

Flex plans to separate its Cloud and Power Infrastructure segment into an independent publicly traded company, Axiom Solutions International, Inc., in the first calendar quarter of 2027.

About Flex

Flex (Reg. No. 199002645H) is the manufacturing partner of choice that helps leading brands design, build, and manage products that improve the world. With a global footprint spanning 30 countries, Flex delivers advanced manufacturing and supply chain solutions, innovative products and technology, and lifecycle services that support customers from concept to scale. In the AI era, Flex is helping customers accelerate data center deployment by solving power, heat, and scale challenges through cutting-edge power and cooling technology and scalable IT infrastructure solutions. For information about Flex’s intent to spin off its Cloud and Power Infrastructure portfolio, visit: https://flex.com/transaction-resources.

Contacts

Flex Investors & Analysts

Michelle Simmons

Senior Vice President, Global Investor Relations and Public Relations

(669) 242-6332

Michelle.Simmons@flex.com

Flex Media & Press

press@flex.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex Ltd.’s (“Flex”) resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed spin-off, Flex has filed relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A on October 5, 2026. The proxy statement has been mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom Solutions International, Inc. (“Axiom”) with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors are able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that have been or will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also are able to obtain free copies of the proxy statement and other relevant documents filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.